UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

November 30, 2023
Annual Report
to Shareholders
DWS ESG Core Equity Fund

Contents
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
21	Statement of Assets and Liabilities
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Financial Highlights
31	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
46	Other Information
47	Information About Your Fund’s Expenses
49	Tax Information
50	Advisory Agreement Board Considerations and Fee Evaluation
54	Board Members and Officers
60	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS ESG Core Equity Fund

Stocks may decline in value. Incorporation of ESG criteria in the Fund’s investment strategy does not guarantee a return or protect against a loss, limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The impact of the use of quantitative models and the analysis of specific metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. Quantitative models also entail the risk that the models themselves may be limited or incorrect. The Fund may lend securities to approved institutions. Please read the prospectus for details.
Environmental, social and governance (ESG) criteria are a set of standards for a company’s operations that socially conscious investors use to screen potential investments: Environmental (how a company performs as a steward of nature); Social (how a company manages relationships with employees, suppliers, customers and communities); Governance (company’s leadership, executive pay, shareholder rights, etc).
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS ESG Core Equity Fund	|	3

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.
DWS ESG Core Equity Fund returned 12.38% in the 12-month period that ended on November 30, 2023, underperforming the 13.57% return of the Russell 1000® Index. However, it outperformed the 10.43% average return of the funds in its Morningstar peer group, Large Blend. The Fund also outpaced its peers in the five-year period that ended on the same date.
The U.S. equity market delivered a strong gain in the annual period, albeit with a broad dispersion of returns across sectors and styles. Although sentiment shifted on a month-to-month basis, investors were generally cheered by expectations that falling inflation would allow the U.S. Federal Reserve and other major central banks to stop raising interest rates. Late in the period, the consensus view began to favor the possibility of interest rate cuts in 2024 – a shift that led to an impressive rally for equities in November. The market was further supported by the fact that global growth and corporate earnings remained in positive territory, which raised optimism about a potential “soft landing”  for the world economy. Together, these factors helped the broad-based U.S. indexes finish November near their high for 2023.
Although the headline indexes posted robust gains, there was a high dispersion of returns under the surface. Growth stocks, as gauged by the 26.17% return for the Russell 1000® Growth Index, strongly outpaced the value style, as measured by the 1.36% return for the Russell 1000® Value
Investment Strategy and Process
In choosing stocks, portfolio management uses a proprietary environmental, social and governance (ESG) issuer rating in addition to proprietary quantitative models to identify and acquire holdings for the Fund.

4	|	DWS ESG Core Equity Fund

Index. The growth category gained a sizable boost from the outperformance of mega-cap technology companies, particularly those expected to benefit from the evolution of artificial intelligence. On the other hand, the majority of the sectors most heavily represented in the value index lagged. The healthcare, consumer staples, utilities, and real estate sectors all finished the 12-month period in negative territory amid investors’ gravitation away from the market’s more defensive areas. Notably, there was a nearly 50 percentage-point gap in performance between the best performing sector (technology, up over 40%) and the worst (utilities, down nearly 10%). We believe this wide range of returns across the market helps make the case for our approach, which focuses on individual stock selection while striving to keep the Fund’s sector weightings close to those of the benchmark.
Contributors and Detractors
The majority of the Fund’s underperformance was the result of security selection in the healthcare sector. Positions in the insurance stocks Cigna Group and Centene Corp. were hurt by the combination of rising rates and concerns about changing Medicare reimbursement practices. Bristol-Myers Squibb Co. also lagged, primarily as a result of its defensive characteristics and a lack of investor enthusiasm about its pipeline of new drugs, while Moderna, Inc. lost ground on worries it would be unable to replace its revenues from COVID-19 vaccines. A zero weighting in Eli Lilly & Co., whose shares surged due to mounting optimism surrounding the potential addressable market for its weight-loss drug, further detracted from performance.
“Although the headline indexes posted robust gains, there was a high dispersion of returns under the surface.”
Our positioning with respect to the largest technology-related companies had a mixed impact on results. The Fund had a zero weighting in Meta Platforms, Inc. (formerly Facebook) and underweights in Amazon.com, Inc. and NVIDIA Corp., which prevented it from fully participating in the rally in these stocks. However, the resulting shortfall was largely offset by the positive effect of overweights in Microsoft Corp., Alphabet, Inc. (parent of Google), and Apple, Inc.

DWS ESG Core Equity Fund	|	5

Elsewhere in the portfolio, an overweight in PepsiCo, Inc. was a notable detractor from performance. The stock lost ground due in part to its defensive nature, as well as concerns that it would be unable to continue raising prices in order to offset rising input costs. Medical Properties Trust, Inc., which was hurt by the impact rising rates had on its financing costs, and International Flavors and Fragrances, Inc., which came under pressure from the combination of rising input costs and slower consumer spending, also detracted from results.
General Electric Co. was the leading contributor to performance in the annual period. The shares rallied to their highest level since early 2018 behind better-than-expected guidance and rising analyst price targets. Vertiv Holdings Co. a provider of equipment and services for data centers, was another key contributor in industrials. The company reported strong operating profits with improved forward guidance.
Positions in two enterprise software companies contributed, as well. Oracle Corp. surged on the strength of better-than-expected earnings and expectations that it could emerge as a beneficiary of AI. Shares of Salesforce, Inc., a provider of cloud-based software for businesses, also moved higher as expense cuts contributed to rising profits.
Outlook and Positioning
Our steady, rules-based strategy doesn’t attempt to assess the outlook for the equity market or the economy. With that said, the performance of the major U.S. indexes was driven by a fairly narrow group of stocks in the past 12 months. We believe the rising level of concentration may indicate increased risk in passive approaches. We therefore maintain a focus on optimizing the portfolio by emphasizing stocks with the most favorable combination of individual factors, rather than attempting to chase momentum or capture the short-term outperformance of a certain category. We believe this approach has enabled us to build an “all-weather”  portfolio designed to outperform through a full economic cycle, instead of relying on specific market trends to drive results.

6	|	DWS ESG Core Equity Fund

Portfolio Management Team
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity
Portfolio Manager of the Fund. Began managing the Fund in 2019.
—Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.
—Head of Core Equity and Head of Systematic and Quantitative Management: Americas.
—Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.
Arno V. Puskar, Senior Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2019.
—Joined DWS in 1987.
—Portfolio Manager for US Equities and Quantitative Analyst: New York.
—BS in Industrial Engineering from Lehigh University; MBA from Pepperdine University.
Hiten Shah, Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2020.
—Joined DWS in 2017 with 19 years of industry experience; previously, Senior Consultant at the firm with responsibility for the implementation of BlackRock’s Aladdin platform in the US; Portfolio Manager for multi-asset portable alpha strategies at Oppenheimer Funds; Portfolio Manager for global macro and fixed income at various companies, including True North Partners, HSBC, Societe General and GE; and Analyst, Metlife Investments.
—Portfolio Manager for Quantitative Equity: New York.
—BA in Economics, Rutgers University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Morningstar Large Blend funds are fairly representative of the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large caps. The average category returns for the one-, five-, and 10-year periods ended November 30, 2023 were 10.43%, 11.04%, and 10.30%, respectively.
Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values.

DWS ESG Core Equity Fund	|	7

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.

8	|	DWS ESG Core Equity Fund

Performance SummaryNovember 30, 2023 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/23
Unadjusted for Sales Charge	12.38%	11.85%	9.11%
Adjusted for the Maximum Sales Charge (max 5.75% load)	5.92%	10.53%	8.47%
Russell 1000® Index†	13.57%	12.25%	11.56%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/23
Unadjusted for Sales Charge	11.53%	11.01%	8.29%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	11.53%	11.01%	8.29%
Russell 1000® Index†	13.57%	12.25%	11.56%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/23
No Sales Charges	12.07%	11.53%	8.82%
Russell 1000® Index†	13.57%	12.25%	11.56%

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 11/30/23
No Sales Charges	12.64%	12.20%	8.68%
Russell 1000® Index†	13.57%	12.25%	11.17%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/23
No Sales Charges	12.63%	12.14%	9.38%
Russell 1000® Index†	13.57%	12.25%	11.56%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 11/30/23
No Sales Charges	12.61%	12.16%	9.41%
Russell 1000® Index†	13.57%	12.25%	11.56%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower

DWS ESG Core Equity Fund	|	9

or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2023 are 0.97%, 1.76%, 1.36%, 0.62%, 0.73% and 0.67% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Prior to September 23, 2019, the Fund operated with a different investment strategy. Performance would have been different if the Fund’s current investment strategy had been in effect. Please see the prospectus for details.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended November 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.

10	|	DWS ESG Core Equity Fund

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on August 25, 2014.
†
The Russell 1000 Index is an unmanaged index that measures the performance of the
1,000 largest companies in the Russell 3000 Index, which represents approximately 92%
of the total market capitalization of the Russell 3000 Index.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
11/30/23	$19.50	$18.60	$19.45	$19.44	$19.48	$19.49
11/30/22	$18.03	$17.21	$17.97	$18.00	$18.02	$18.04
Distribution Information as of 11/30/23
Income Dividends, Twelve Months	$.15	$.01	$.09	$.21	$.19	$.20
Capital Gain Distributions	$.4821	$.4821	$.4821	$.4821	$.4821	$.4821

DWS ESG Core Equity Fund	|	11

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/23	11/30/22
Common Stocks	99%	100%
Cash Equivalents	1%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks)	11/30/23	11/30/22
Information Technology	30%	26%
Financials	13%	12%
Health Care	13%	17%
Consumer Discretionary	11%	11%
Industrials	9%	9%
Communication Services	8%	7%
Consumer Staples	5%	6%
Energy	4%	5%
Real Estate	3%	3%
Materials	2%	2%
Utilities	2%	2%
	100%	100%

12	|	DWS ESG Core Equity Fund

Ten Largest Equity Holdings at November 30, 2023 (40.8% of Net Assets)
1Microsoft Corp.	10.3%
Develops, manufactures, licenses, sells and supports software products
2Apple, Inc.	9.4%
Designs, manufactures and markets personal computers and related computing and mobile-communication devices
3Alphabet, Inc.	6.4%
Provider of Web-based search, maps, hardware products and various software applications
4General Electric Co.	2.4%
Provider of services include aircraft engines, power generation, water processing, and household appliances to medical imaging, business and consumer financing, and industrial products
5PepsiCo, Inc.	2.4%
Provider of soft drinks, snack foods and food services
6Cigna Group	2.2%
Operates as an insurance company
7NVIDIA Corp.	2.2%
Provider and developer of three dimensional (3D) graphics processors and related software
8Amgen, Inc.	2.0%
Developer, manufacturer and marketer of medicines
9Bank of America Corp.	1.8%
Provider of banking services worldwide
10Hilton Worldwide Holdings, Inc.	1.7%
Provider of hospitality services worldwide
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 60 for contact information.

DWS ESG Core Equity Fund	|	13

Investment Portfolioas of November 30, 2023

	Shares	Value ($)
Common Stocks 98.6%
Communication Services 8.3%
Diversified Telecommunication Services 0.2%
AT&T, Inc.	24,666	408,716
Entertainment 1.7%
Take-Two Interactive Software, Inc.*	6,321	999,982
Walt Disney Co.*	25,905	2,401,135
Warner Bros Discovery, Inc.*	5,967	62,355
		3,463,472
Interactive Media & Services 6.4%
Alphabet, Inc. “A” *	96,731	12,819,759
Consumer Discretionary 10.6%
Automobile Components 0.7%
Lear Corp.	11,160	1,492,650
Automobiles 1.5%
Tesla, Inc.*	12,861	3,087,669
Broadline Retail 1.3%
Amazon.com, Inc.*	17,353	2,535,100
Hotels, Restaurants & Leisure 2.3%
Hilton Worldwide Holdings, Inc.	20,818	3,487,431
Hyatt Hotels Corp. “A”	9,308	1,068,186
		4,555,617
Household Durables 0.6%
PulteGroup, Inc.	13,802	1,220,373
Leisure Products 0.5%
Brunswick Corp.	12,134	957,008
Specialty Retail 2.9%
Best Buy Co., Inc.	20,972	1,487,754
Five Below, Inc.*	5,427	1,022,772
Lowe’s Companies, Inc.	9,219	1,833,014
TJX Companies, Inc.	15,590	1,373,635
		5,717,175
Textiles, Apparel & Luxury Goods 0.8%
PVH Corp.	8,301	811,672
Tapestry, Inc.	26,949	853,475
		1,665,147
The accompanying notes are an integral part of the financial statements.

14	|	DWS ESG Core Equity Fund

	Shares	Value ($)
Consumer Staples 5.4%
Beverages 3.4%
Keurig Dr Pepper, Inc.	28,268	892,421
Molson Coors Beverage Co. “B”	17,317	1,065,688
PepsiCo, Inc.	28,799	4,846,584
		6,804,693
Consumer Staples Distribution & Retail 1.0%
Performance Food Group Co.*	15,401	1,001,835
Walmart, Inc.	6,147	957,026
		1,958,861
Food Products 0.3%
Kellanova	13,322	699,938
WK Kellogg Co.	3,330	37,296
		737,234
Personal Care Products 0.7%
Coty, Inc. “A” *	122,406	1,395,428
Energy 3.7%
Energy Equipment & Services 0.4%
Schlumberger NV	16,231	844,661
Oil, Gas & Consumable Fuels 3.3%
Cheniere Energy, Inc.	9,453	1,721,864
Chevron Corp.	8,621	1,237,975
Exxon Mobil Corp.	20,985	2,155,999
HF Sinclair Corp.	17,233	904,388
Valero Energy Corp.	4,433	555,721
		6,575,947
Financials 12.7%
Banks 3.8%
Bank of America Corp.	119,245	3,635,780
Citigroup, Inc.	46,099	2,125,164
JPMorgan Chase & Co.	11,536	1,800,539
		7,561,483
Capital Markets 4.6%
Ameriprise Financial, Inc.	3,634	1,284,655
KKR & Co., Inc.	32,257	2,446,371
MSCI, Inc.	2,171	1,130,765
The accompanying notes are an integral part of the financial statements.

DWS ESG Core Equity Fund	|	15

	Shares	Value ($)
The Goldman Sachs Group, Inc.	8,012	2,736,419
Tradeweb Markets, Inc. “A”	16,064	1,556,602
		9,154,812
Consumer Finance 1.4%
American Express Co.	16,937	2,892,331
Financial Services 1.3%
Fidelity National Information Services, Inc.	11,026	646,565
Mastercard, Inc. “A”	2,114	874,836
PayPal Holdings, Inc.*	20,752	1,195,523
		2,716,924
Insurance 1.6%
Cincinnati Financial Corp.	8,922	917,092
Hartford Financial Services Group, Inc.	29,374	2,295,872
		3,212,964
Health Care 12.4%
Biotechnology 4.8%
Amgen, Inc.	14,979	4,038,937
Biogen, Inc.*	5,875	1,375,220
Moderna, Inc.*	4,924	382,595
Regeneron Pharmaceuticals, Inc.*	1,941	1,599,015
Vertex Pharmaceuticals, Inc.*	6,191	2,196,629
		9,592,396
Health Care Equipment & Supplies 0.8%
Align Technology, Inc.*	3,137	670,691
Hologic, Inc.*	13,808	984,510
		1,655,201
Health Care Providers & Services 5.5%
Centene Corp.*	34,864	2,568,780
Cigna Group	16,674	4,383,261
CVS Health Corp.	9,392	638,186
HCA Healthcare, Inc.	9,285	2,325,707
Tenet Healthcare Corp.*	15,848	1,093,670
		11,009,604
Pharmaceuticals 1.3%
Bristol-Myers Squibb Co.	21,660	1,069,571
Merck & Co., Inc.	16,112	1,651,158
		2,720,729
The accompanying notes are an integral part of the financial statements.

16	|	DWS ESG Core Equity Fund

	Shares	Value ($)
Industrials 8.4%
Aerospace & Defense 0.6%
Howmet Aerospace, Inc.	21,633	1,137,896
Air Freight & Logistics 0.9%
United Parcel Service, Inc. “B”	11,703	1,774,292
Building Products 0.8%
Owens Corning	11,590	1,571,372
Commercial Services & Supplies 1.4%
Republic Services, Inc.	17,833	2,886,093
Electrical Equipment 0.8%
ChargePoint Holdings, Inc.* (a)	53,189	98,931
Sunrun, Inc.*	21,032	271,313
Vertiv Holdings Co.*	30,141	1,315,956
		1,686,200
Industrial Conglomerates 2.4%
General Electric Co.	39,861	4,855,070
Machinery 0.4%
Deere & Co.	2,119	772,185
Professional Services 1.1%
Verisk Analytics, Inc.	8,942	2,158,867
Information Technology 29.8%
Communications Equipment 1.1%
Cisco Systems, Inc.	44,304	2,143,427
Semiconductors & Semiconductor Equipment 4.9%
Advanced Micro Devices, Inc.*	14,738	1,785,656
Lam Research Corp.	2,177	1,558,558
Micron Technology, Inc.	14,828	1,128,707
NVIDIA Corp.	9,253	4,327,628
Skyworks Solutions, Inc.	10,503	1,018,056
		9,818,605
Software 14.4%
Adobe, Inc.*	2,932	1,791,481
Microsoft Corp.	54,569	20,676,740
Oracle Corp.	19,596	2,277,251
Salesforce, Inc.*	13,345	3,361,606
Zoom Video Communications, Inc. “A” *	12,752	864,968
		28,972,046
The accompanying notes are an integral part of the financial statements.

DWS ESG Core Equity Fund	|	17

	Shares	Value ($)
Technology Hardware, Storage & Peripherals 9.4%
Apple, Inc.	98,866	18,779,597
Materials 2.4%
Chemicals 1.7%
DuPont de Nemours, Inc.	29,339	2,098,912
International Flavors & Fragrances, Inc.	17,145	1,292,390
		3,391,302
Metals & Mining 0.7%
Newmont Corp.	17,014	683,793
Nucor Corp.	4,031	685,149
		1,368,942
Real Estate 2.9%
Health Care REITs 0.2%
Medical Properties Trust, Inc.	66,982	324,863
Specialized REITs 2.7%
Digital Realty Trust, Inc.	9,411	1,306,059
Iron Mountain, Inc.	48,166	3,089,849
VICI Properties, Inc.	36,605	1,094,123
		5,490,031
Utilities 2.0%
Multi-Utilities 0.5%
WEC Energy Group, Inc.	11,220	938,217
Water Utilities 1.5%
American Water Works Co., Inc.	22,862	3,014,126
Total Common Stocks (Cost $139,586,710)		197,839,085
Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.27% (b) (c) (Cost $106,376)	106,376	106,376
Cash Equivalents 1.3%
DWS Central Cash Management Government Fund, 5.38% (b) (Cost $2,711,010)	2,711,010	2,711,010

The accompanying notes are an integral part of the financial statements.

18	|	DWS ESG Core Equity Fund

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $142,404,096)	100.0	200,656,471
Other Assets and Liabilities, Net	(0.0)	(47,264)
Net Assets	100.0	200,609,207
A summary of the Fund’s transactions with affiliated investments during the year ended November 30, 2023 are as follows:
Value ($) at 11/30/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 11/30/2023	Value ($) at 11/30/2023
Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.27% (b) (c)
—	106,376 (d)	—	—	—	12,113	—	106,376	106,376
Cash Equivalents 1.3%
DWS Central Cash Management Government Fund, 5.38% (b)
925,202	18,730,635	16,944,827	—	—	111,740	—	2,711,010	2,711,010
925,202	18,837,011	16,944,827	—	—	123,853	—	2,817,386	2,817,386

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at November 30, 2023 amounted to $98,930, which is 0.1% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended November 30, 2023.

REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

DWS ESG Core Equity Fund	|	19

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$197,839,085	$—	$—	$197,839,085
Short-Term Investments (a)	2,817,386	—	—	2,817,386
Total	$200,656,471	$—	$—	$200,656,471

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

20	|	DWS ESG Core Equity Fund

Statement of Assets and Liabilities
as of November 30, 2023

Assets
Investments in non-affiliated securities, at value (cost $139,586,710) — including $98,930 of securities loaned	$197,839,085
Investment in DWS Government & Agency Securities Portfolio (cost $106,376)*	106,376
Investment in DWS Central Cash Management Government Fund (cost $2,711,010)	2,711,010
Cash	10,000
Receivable for Fund shares sold	892
Dividends receivable	299,931
Interest receivable	11,088
Other assets	31,539
Total assets	201,009,921
Liabilities
Payable upon return of securities loaned	106,376
Payable for Fund shares redeemed	110,055
Accrued management fee	41,121
Accrued Trustees' fees	1,931
Other accrued expenses and payables	141,231
Total liabilities	400,714
Net assets, at value	$200,609,207
Net Assets Consist of
Distributable earnings (loss)	63,458,009
Paid-in capital	137,151,198
Net assets, at value	$200,609,207
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

DWS ESG Core Equity Fund	|	21

Statement of Assets and Liabilities as of November 30, 2023 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($34,309,154 ÷ 1,759,731 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.50
Maximum offering price per share (100 ÷ 94.25 of $19.50)	$20.69
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,280,357 ÷ 68,851 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$18.60
Class R
Net Asset Value, offering and redemption price per share ($31,197,944 ÷ 1,604,177 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.45
Class R6
Net Asset Value, offering and redemption price per share ($1,951,733 ÷ 100,409 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.44
Class S
Net Asset Value, offering and redemption price per share ($111,367,029 ÷ 5,718,090 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.48
Institutional Class
Net Asset Value, offering and redemption price per share ($20,502,990 ÷ 1,051,836 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.49
The accompanying notes are an integral part of the financial statements.

22	|	DWS ESG Core Equity Fund

Statement of Operations
for the year ended November 30, 2023

Investment Income
Income:
Dividends	$2,906,139
Income distributions — DWS Central Cash Management Government Fund	111,740
Securities lending income, net of borrower rebates	12,113
Total income	3,029,992
Expenses:
Management fee	885,059
Services to shareholders	288,085
Distribution and service fees	249,301
Custodian and accounting fees	32,925
Professional fees	62,905
Reports to shareholders	25,002
Registration fees	80,848
Trustees' fees and expenses	8,513
Other	20,538
Total expenses before expense reductions	1,653,176
Expense reductions	(353,539)
Total expenses after expense reductions	1,299,637
Net investment income	1,730,355
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,815,693
Change in net unrealized appreciation (depreciation) on investments	17,020,222
Net gain (loss)	20,835,915
Net increase (decrease) in net assets resulting from operations	$22,566,270
The accompanying notes are an integral part of the financial statements.

DWS ESG Core Equity Fund	|	23

Statements of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$1,730,355	$1,678,905
Net realized gain (loss)	3,815,693	4,960,378
Change in net unrealized appreciation (depreciation)	17,020,222	(19,748,684)
Net increase (decrease) in net assets resulting from operations	22,566,270	(13,109,401)
Distributions to shareholders:
Class A	(1,126,644)	(4,420,775)
Class C	(58,400)	(323,487)
Class R	(1,035,033)	(4,510,709)
Class R6	(42,231)	(135,425)
Class S	(3,898,831)	(14,057,485)
Institutional Class	(683,361)	(2,619,719)
Total distributions	(6,844,500)	(26,067,600)
Fund share transactions:
Proceeds from shares sold	13,743,396	9,767,228
Reinvestment of distributions	6,642,320	25,278,475
Payments for shares redeemed	(26,089,301)	(30,556,159)
Net increase (decrease) in net assets from Fund share transactions	(5,703,585)	4,489,544
Increase (decrease) in net assets	10,018,185	(34,687,457)
Net assets at beginning of period	190,591,022	225,278,479
Net assets at end of period	$200,609,207	$190,591,022

The accompanying notes are an integral part of the financial statements.

24	|	DWS ESG Core Equity Fund

Financial Highlights
DWS ESG Core Equity Fund — Class A
	Years Ended November 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$18.03	$21.62	$17.23	$15.97	$17.54
Income (loss) from investment operations:
Net investment income[a]	.14	.13	.10	.13	.15
Net realized and unrealized gain (loss)	1.96	(1.23)	4.95	2.26	.95
Total from investment operations	2.10	(1.10)	5.05	2.39	1.10
Less distributions from:
Net investment income	(.15 )	(.11 )	(.14 )	(.11 )	(.16 )
Net realized gains	(.48 )	(2.38)	(.52 )	(1.02)	(2.51)
Total distributions	(.63 )	(2.49)	(.66 )	(1.13)	(2.67)
Net asset value, end of period	$19.50	$18.03	$21.62	$17.23	$15.97
Total Return (%)[b]	12.38 [c]	(5.93)[c]	30.24	15.90	9.70 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	32	38	31	40
Ratio of expenses before expense reductions (%)	.97	.97	.95	.99	1.25
Ratio of expenses after expense reductions (%)	.80	.91	.95	.99	1.17
Ratio of net investment income (%)	.79	.75	.53	.86	1.01
Portfolio turnover rate (%)	11	17	27	17	121

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS ESG Core Equity Fund	|	25

DWS ESG Core Equity Fund — Class C
	Years Ended November 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$17.21	$20.78	$16.58	$15.42	$17.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.01 )	(.05 )	.01	.04
Net realized and unrealized gain (loss)	1.87	(1.18)	4.77	2.17	.93
Total from investment operations	1.88	(1.19)	4.72	2.18	.97
Less distributions from:
Net investment income	(.01 )	—	(.00 )*	—	(.04 )
Net realized gains	(.48 )	(2.38)	(.52 )	(1.02)	(2.51)
Total distributions	(.49 )	(2.38)	(.52 )	(1.02)	(2.55)
Net asset value, end of period	$18.60	$17.21	$20.78	$16.58	$15.42
Total Return (%)[b]	11.53 [c]	(6.64)[c]	29.23	14.99	8.95 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3	4	6
Ratio of expenses before expense reductions (%)	1.78	1.76	1.74	1.74	1.99
Ratio of expenses after expense reductions (%)	1.55	1.70	1.74	1.74	1.92
Ratio of net investment income (loss) (%)	.03	(.06 )	(.27 )	.10	.26
Portfolio turnover rate (%)	11	17	27	17	121

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

26	|	DWS ESG Core Equity Fund

DWS ESG Core Equity Fund — Class R
	Years Ended November 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$17.97	$21.53	$17.18	$15.93	$17.49
Income (loss) from investment operations:
Net investment income[a]	.10	.08	.04	.08	.11
Net realized and unrealized gain (loss)	1.95	(1.23)	4.92	2.25	.96
Total from investment operations	2.05	(1.15)	4.96	2.33	1.07
Less distributions from:
Net investment income	(.09 )	(.03 )	(.09 )	(.06 )	(.12 )
Net realized gains	(.48 )	(2.38)	(.52 )	(1.02)	(2.51)
Total distributions	(.57 )	(2.41)	(.61 )	(1.08)	(2.63)
Net asset value, end of period	$19.45	$17.97	$21.53	$17.18	$15.93
Total Return (%)[b]	12.07	(6.17)	29.74	15.57	9.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	33	41	35	38
Ratio of expenses before expense reductions (%)	1.35	1.36	1.32	1.36	1.61
Ratio of expenses after expense reductions (%)	1.05	1.24	1.29	1.29	1.43
Ratio of net investment income (%)	.54	.42	.18	.55	.75
Portfolio turnover rate (%)	11	17	27	17	121

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS ESG Core Equity Fund	|	27

DWS ESG Core Equity Fund — Class R6
	Years Ended November 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$18.00	$21.59	$17.22	$15.95	$17.54
Income (loss) from investment operations:
Net investment income[a]	.18	.20	.17	.18	.19
Net realized and unrealized gain (loss)	1.95	(1.23)	4.93	2.26	.95
Total from investment operations	2.13	(1.03)	5.10	2.44	1.14
Less distributions from:
Net investment income	(.21 )	(.18 )	(.21 )	(.15 )	(.22 )
Net realized gains	(.48 )	(2.38)	(.52 )	(1.02)	(2.51)
Total distributions	(.69 )	(2.56)	(.73 )	(1.17)	(2.73)
Net asset value, end of period	$19.44	$18.00	$21.59	$17.22	$15.95
Total Return (%)	12.64 [b]	(5.58)[b]	30.65	16.32	10.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1	1	1	1
Ratio of expenses before expense reductions (%)	.62	.62	.59	.64	.89
Ratio of expenses after expense reductions (%)	.55	.59	.59	.64	.89
Ratio of net investment income (%)	1.02	1.10	.88	1.19	1.27
Portfolio turnover rate (%)	11	17	27	17	121

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

28	|	DWS ESG Core Equity Fund

DWS ESG Core Equity Fund — Class S
	Years Ended November 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$18.02	$21.60	$17.22	$15.97	$17.54
Income (loss) from investment operations:
Net investment income[a]	.19	.18	.15	.16	.18
Net realized and unrealized gain (loss)	1.94	(1.22)	4.94	2.26	.96
Total from investment operations	2.13	(1.04)	5.09	2.42	1.14
Less distributions from:
Net investment income	(.19 )	(.16 )	(.19 )	(.15 )	(.20 )
Net realized gains	(.48 )	(2.38)	(.52 )	(1.02)	(2.51)
Total distributions	(.67 )	(2.54)	(.71 )	(1.17)	(2.71)
Net asset value, end of period	$19.48	$18.02	$21.60	$17.22	$15.97
Total Return (%)	12.63 [b]	(5.64)[b]	30.56	16.14	10.02 [b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	111	104	120	101	103
Ratio of expenses before expense reductions (%)	.72	.73	.70	.74	1.00
Ratio of expenses after expense reductions (%)	.55	.67	.70	.74	.92
Ratio of net investment income (%)	1.04	1.00	.78	1.09	1.26
Portfolio turnover rate (%)	11	17	27	17	121

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS ESG Core Equity Fund	|	29

DWS ESG Core Equity Fund — Institutional Class
	Years Ended November 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$18.04	$21.64	$17.25	$15.98	$17.55
Income (loss) from investment operations:
Net investment income[a]	.19	.18	.16	.17	.18
Net realized and unrealized gain (loss)	1.94	(1.22)	4.94	2.27	.96
Total from investment operations	2.13	(1.04)	5.10	2.44	1.14
Less distributions from:
Net investment income	(.20 )	(.18 )	(.19 )	(.15 )	(.20 )
Net realized gains	(.48 )	(2.38)	(.52 )	(1.02)	(2.51)
Total distributions	(.68 )	(2.56)	(.71 )	(1.17)	(2.71)
Net asset value, end of period	$19.49	$18.04	$21.64	$17.25	$15.98
Total Return (%)	12.61 [b]	(5.65)[b]	30.61	16.27	10.02 [b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	18	22	15	16
Ratio of expenses before expense reductions (%)	.68	.67	.65	.68	.96
Ratio of expenses after expense reductions (%)	.55	.64	.65	.68	.91
Ratio of net investment income (%)	1.05	1.02	.82	1.16	1.27
Portfolio turnover rate (%)	11	17	27	17	121

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

30	|	DWS ESG Core Equity Fund

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS ESG Core Equity Fund (the “Fund” ) is a diversified series of Deutsche DWS Investment Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS ESG Core Equity Fund	|	31

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent

32	|	DWS ESG Core Equity Fund

of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Prior to June 23, 2023, Brown Brothers Harriman & Co. served as securities lending agent for the Fund. Effective June 23, 2023, Deutsche Bank AG, as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended November 30, 2023, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS

DWS ESG Core Equity Fund	|	33

Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.10% annualized effective rate as of November 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of November 30, 2023, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
The Fund has reviewed the tax positions for the open tax years as of November 30, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily

34	|	DWS ESG Core Equity Fund

relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. The Fund may utilize a portion of the proceeds from capital shares redeemed as a distribution from net investment income and realized capital gains. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At November 30, 2023, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$1,633,035
Undistributed long-term capital gains	$3,705,987
Net unrealized appreciation (depreciation) on investments	$58,118,987
At November 30, 2023, the aggregate cost of investments for federal income tax purposes was $142,537,484. The net unrealized appreciation for all investments based on tax cost was $58,118,987. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $67,526,823 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $9,407,836.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended November 30,
	2023	2022
Distributions from ordinary income*	$1,753,963	$2,774,326
Distributions from long-term capital gains	$5,090,537	$23,293,274

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

DWS ESG Core Equity Fund	|	35

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT” ) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Derivative Instruments
An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended November 30, 2023, the Fund entered into options contracts in order to manage the risk of stock market volatility.
If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

36	|	DWS ESG Core Equity Fund

There were no open purchased option contracts as of November 30, 2023. For the year ended November 30, 2023, the investment in purchased options contracts had a total value generally indicative of a range from $0 to approximately $50,000.
The following table summarizes the amount of realized gains and losses on derivative instruments recognized in Fund earnings during the year ended November 30, 2023 and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options
Equity Contracts (a)	$(5,354)
The above derivative is located in the following Statement of Operations account:

(a)	Net realized gain (loss) from investments (includes purchased options)
C.
Purchases and Sales of Securities
During the year ended November 30, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $20,121,809 and $32,150,315, respectively.
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net

DWS ESG Core Equity Fund	|	37

assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.465%
Next $750 million of such net assets	.460%
Next $1.5 billion of such net assets	.455%
Next $5.0 billion of such net assets	.445%
Next $5.0 billion of such net assets	.435%
Next $5.0 billion of such net assets	.425%
Over $17.5 billion of such net assets	.400%
Accordingly, for the year ended November 30, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.465% of the Fund’s average daily net assets.
For the period from December 1, 2022 through September 30, 2024 , the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.80%
Class C	1.55%
Class R	1.05%
Class R6	.55%
Class S	.55%
Institutional Class	.55%
For the year ended November 30, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$53,603
Class C	3,862
Class R	93,428
Class R6	1,027
Class S	177,132
Institutional Class	24,487
$353,539

38	|	DWS ESG Core Equity Fund

Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at November 30, 2023
Class A	$13,144	$2,175
Class C	621	97
Class R	186	31
Class R6	227	38
Class S	69,071	11,555
Institutional Class	623	107
	$83,872	$14,003
Pursuant to a fund accounting agreement, DIMA is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DIMA has delegated certain fund accounting and record-keeping services to State Street Bank and Trust Company. The costs and expenses of such delegation are paid by DIMA. For the year ended November 30, 2023, the amount charged to the Fund for accounting services under the fund accounting agreement aggregated $28,550, of which $2,300 is unpaid.
In addition, for the year ended November 30, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$27,591
Class C	2,528
Class R	77,594
Class S	55,299
Institutional Class	14,366
$177,378
Distribution and Service Fees.  Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R

DWS ESG Core Equity Fund	|	39

shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended November 30, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at November 30, 2023
Class C	$12,448	$784
Class R	77,594	6,273
	$90,042	$7,057
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2023, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at November 30, 2023	Annual Rate
Class A	$77,546	$14,017.24%
Class C	4,051	608.24%
Class R	77,662	12,571.25%
	$159,259	$27,196
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2023 aggregated $1,086.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended November 30, 2023, there was no CDSC for Class C Shares. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended November 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,635, of which $708 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

40	|	DWS ESG Core Equity Fund

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Effective June 23, 2023, Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended November 30, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $549.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at November 30, 2023.

DWS ESG Core Equity Fund	|	41

F.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended November 30, 2023		Year Ended November 30, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	89,240	$1,617,779	64,252	$1,154,783
Class C	9,235	158,458	1,526	28,223
Class R	78,825	1,435,084	89,403	1,594,554
Class R6	38,339	658,657	8,900	161,521
Class S	179,202	3,256,470	107,851	1,934,478
Institutional Class	371,862	6,616,948	267,779	4,893,669
		$13,743,396		$9,767,228
Shares issued to shareholders in reinvestment of distributions
Class A	67,179	$1,084,936	218,111	$4,235,714
Class C	3,764	58,373	17,302	323,033
Class R	64,128	1,035,033	232,391	4,510,709
Class R6	2,630	42,231	7,006	135,425
Class S	236,536	3,805,886	706,474	13,677,339
Institutional Class	38,229	615,861	123,646	2,396,255
		$6,642,320		$25,278,475
Shares redeemed
Class A	(198,176)	$(3,536,129)	(260,076)	$(4,698,786)
Class C	(59,346)	(1,029,751)	(42,491)	(741,324)
Class R	(355,305)	(6,386,002)	(400,087)	(7,387,515)
Class R6	(1,578)	(28,538)	(7,653)	(139,983)
Class S	(497,372)	(8,878,532)	(554,666)	(9,842,526)
Institutional Class	(351,171)	(6,230,349)	(429,751)	(7,746,025)
		$(26,089,301)		$(30,556,159)

42	|	DWS ESG Core Equity Fund

	Year Ended November 30, 2023		Year Ended November 30, 2022
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(41,757)	$(833,414)	22,287	$691,711
Class C	(46,347)	(812,920)	(23,663)	(390,068)
Class R	(212,352)	(3,915,885)	(78,293)	(1,282,252)
Class R6	39,391	672,350	8,253	156,963
Class S	(81,634)	(1,816,176)	259,659	5,769,291
Institutional Class	58,920	1,002,460	(38,326)	(456,101)
		$(5,703,585)		$4,489,544

DWS ESG Core Equity Fund	|	43

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Investment Trust and Shareholders of DWS ESG Core Equity Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS ESG Core Equity Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Investment Trust) (the “Trust” ), including the investment portfolio, as of November 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Investment Trust) at November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

44	|	DWS ESG Core Equity Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
January 23, 2024

DWS ESG Core Equity Fund	|	45

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF” ) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging”  shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index”  that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

46	|	DWS ESG Core Equity Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2023 to November 30, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS ESG Core Equity Fund	|	47

Expenses and Value of a $1,000 Investment
for the six months ended November 30, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 6/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/23	$1,087.60	$1,083.90	$1,086.60	$1,089.10	$1,088.90	$1,088.80
Expenses Paid per $1,000*	$4.19	$8.10	$5.49	$2.88	$2.88	$2.88
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 6/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/23	$1,021.06	$1,017.30	$1,019.80	$1,022.31	$1,022.31	$1,022.31
Expenses Paid per $1,000*	$4.05	$7.84	$5.32	$2.79	$2.79	$2.79

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS ESG Core Equity Fund	.80%	1.55%	1.05%	.55%	.55%	.55%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

48	|	DWS ESG Core Equity Fund

Tax Information (Unaudited)
The Fund paid distributions of $0.48 per share from net long-term capital gains during its year ended November 30, 2023.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $4,150,000 as capital gain dividends for its year ended November 30, 2023.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended November 30, 2023, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $3,171,000, or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS ESG Core Equity Fund	|	49

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS ESG Core Equity Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.

50	|	DWS ESG Core Equity Fund

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2022.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates

DWS ESG Core Equity Fund	|	51

paid by the Fund were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

52	|	DWS ESG Core Equity Fund

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS ESG Core Equity Fund	|	53

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	68	—

54	|	DWS ESG Core Equity Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways Inc.[2](population well-being
and wellness services) (2003–2014);
Stockwell Capital Investments PLC (private
equity); Enron Corporation; FNB Corporation;
Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland
General Electric[2] (utility company)
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		68	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former
Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly:
Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		68	—

DWS ESG Core Equity Fund	|	55

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(1972–present); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee (2011–present), member
Systemic Risk Council (2012–present) and
member of the Advisory Board of the Yale
Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		68	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July
2023); Formerly: Executive Vice President,
The Glenmede Trust Company (investment
trust and wealth management) (1983–2004);
Board Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020–2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012–2022)
		68	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

56	|	DWS ESG Core Equity Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	68	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	68	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head
of Fund Administration, Head of Product Americas and Head
of U.S. Mutual Funds, DWS (2017–present); Vice President,
DWS Service Company (2018–present); President, DB
Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS
Investment Management Americas, Inc. (2023–present);
formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds
(2013–2019); Secretary, DWS USA Corporation (2018–2023);
Assistant Secretary, DWS Investment Management
Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust
Company (2018–2023); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Assistant Secretary, DWS Distributors, Inc. (2018–2023);
Directorships: Director of DWS Service Company
(2018–present); Director of DB Investment Managers, Inc.
(2018–present); Director of Episcopalian Charities of New
York (2018–present); Interested Director of The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2020–present);
Director of ICI Mutual Insurance Company (2020–present);
Director of DWS USA Corporation (2023–present); Director
of DWS Investment Management Americas, Inc.
(2023–present); and Manager of DBX Advisors
LLC. (2023–present)

DWS ESG Core Equity Fund	|	57

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present);
Assistant Secretary, DWS Service Company (2018–present);
Assistant Secretary of U.S. Mutual Funds, DWS
(2019–present); Assistant Secretary, DWS USA Corporation
(2023–present); Assistant Secretary, DBX Advisors, LLC
(2023–present); Assistant Secretary, DWS Investment
Management Americas, Inc. (2023–present); Assistant Clerk,
DWS Trust Company (2023–present); formerly, Legal
Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Yvonne Wong[8] (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

58	|	DWS ESG Core Equity Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (2021–present);
AML Officer, DBX ETF Trust (2021–present); AML Officer,
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc.
(2021–present); formerly: DWS UK & Ireland Head of
Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS
Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a
Board Member of various Trusts. Mr. Perry and Ms. Daugherty are each an Advisory
Board Member of various Trusts/Corporations comprised of 47 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS ESG Core Equity Fund	|	59

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

60	|	DWS ESG Core Equity Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor” ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DESAX	DESCX	DESSX	DESGX
CUSIP Number	25159G 852	25159G 878	25159G 886	25159G 704
Fund Number	417	717	2117	1417

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	DESRX	DESUX
CUSIP Number	25159G 605	25159G 720
Fund Number	1517	1617

DWS ESG Core Equity Fund	|	61

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DECEF-2
(R-025431-13 1/24)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ESG COre Equity Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$31,761	$0	$5,969	$0
2022	$31,761	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$539,907	$0
2022	$0	$32,448	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$5,969	$539,907	$0	$545,876
2022	$7,880	$32,448	$0	$40,328

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS ESG Core Equity Fund, a series of Deutsche DWS Investment Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/29/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/29/2024

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	1/29/2024